Taxes (Details) - Schedule of taxes payable - USD ($)		12 Months Ended
		Mar. 31, 2023	Mar. 31, 2022
Schedule of taxes payable [Abstract]
Income tax payable		$ 663,503	$ 723,550
Additional consumption tax payable due to tax examination	[1]	16,597,264
Consumption tax payable and others		959,036	17,002
Total taxes payable		$ 18,219,803	$ 740,552

[1]	Since January 2022, the Tokyo Regional Taxation Bureau had conducted a tax examination into the Company’s consumption tax filing for the period from July 2018 to December 2021, and the examination was completed in May 2023. As a result of the examination, the Company was required to return consumption tax refund amounted to approximately $28.3 million (approximately ¥3.8 billion) for export transactions that were determined not to meet the tax exemption requirements due to incomplete submission of relevant export documents. In addition, the additional tax for understatement and delinquent tax computed by the Company’s tax consultant was amounted to approximately $6.1 million (approximately ¥0.8 billion). Therefore, as of March 31, 2023, the Company recorded a net consumption tax payable amounted to approximately $16.6 million (approximately ¥2.2 billion), after the deduction of refundable consumption tax amounted to approximately $12.9 million (approximately ¥1.7 billion) that was withheld by the Tokyo Regional Taxation Bureau due to this examination, as well as refundable income tax that arose from the payments of additional consumption tax amounted to approximately $4.9 million (approximately ¥0.7 billion). The amount of consumption tax payable is currently waiting for the confirmation and the Company has also applied for payments by instalments, the application is currently waiting for approval by the Tokyo Regional Taxation Bureau.